COMMONWEALTH SHAREHOLDER SERVICES, INC.
      1500 FOREST AVENUE, SUITE 223 * P.O. BOX 8687 * RICHMOND, VA 23229
                      (804) 285-8211 * FAX (804) 285-8251


July 29, 2002

VIA EDGAR TRANSMISSION

U.S. Securities and Exchange Commission
Public Filing Desk
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:   Satuit Capital Management Trust
      Satuit Capital Micro Cap Fund series
      File Numbers:  33-333-45040 and 811-10103
      Definitive Proxy Material

Ladies and Gentlemen:

Transmitted herewith for electronic filing via the EDGAR system on behalf of Satuit Capital Management Trust, please find enclosed, pursuant to the requirements of Rule 14a-6(b) under the Securities Exchange Act of 1934, is a definitive copy of the proxy statement, notice of meeting and form of proxy to be furnished to shareholder of the above reference Fund in connection with a special meeting of shareholders on August 28, 2002. The definitive proxy materials will be sent to shareholders on or about July 29, 2002.

At the special meeting, shareholders will vote to approve or disapprove the election of five trustees, to approve or disapprove a Distribution Plan pursuant to Rule 12b-1, to approve or disapprove a proposal to change the Investment Advisory Agreement between the Trust and Satuit Capital Management, LLC and to transact any other business that may properly come before the special meeting or any adjournment of the special meeting.

Please direct questions or comments relating to this filing my attention at
(800) 567-4030.

Sincerely,



/s/ John Pasco, III
---------------------
John Pasco, III


Enclosures

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No._______ )

Filed by the Registrant         Filed by a Party other than the Registrant   X
                                                                           -----
Check the appropriate box:
     Preliminary Proxy Statement
     Confidential, for Use of the Commission Only
       (as permitted by Rule 14a-6(e)(2))
 X   Definitive Proxy Statement
     Definitive Additional Materials
     Soliciting Material Pursuant toss.240.14a-12

                         SATUIT CAPITAL MANAGEMENT TRUST
--------------------------------------------------------------------------------
          (Name of Registrant as Specified In Its Charter)

                     COMMONWEALTH SHAREHOLDER SERVICES, INC.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

X   No fee required.
    Fee computed on table below per Exchange Act Rules 14a-6(i)(1)and 0-11.

    1)Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
   2)Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
    3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
    4)Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
    5)Total fee paid:
--------------------------------------------------------------------------------
    Fee paid previously with preliminary materials. Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)Amount Previously Paid:
--------------------------------------------------------------------------------
    2)Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
    3)Filing Party:
--------------------------------------------------------------------------------
    4)Date Filed:
--------------------------------------------------------------------------------

                         SATUIT CAPITAL MANAGEMENT TRUST
                          SATUIT CAPITAL MICRO CAP FUND
                           146 Front Street, Suite 204
                                Mill Wharf Plaza
                          Scituate, Massachusetts 02066


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting (the "Meeting") of Shareholders of the Satuit Capital Micro Cap Fund series (the "Fund") of Satuit Capital Management Trust (the "Trust") will be held in the office of Commonwealth Shareholder Services (the "Administrator") at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229 at 10:00 a.m. Eastern time, on August 28, 2002 for the following purposes:

1. To elect a board of five Trustees to serve until the next meeting of shareholders held for such purpose and until their successors shall have been duly elected and qualified or until their earlier resignation or removal.

2. To approve or disapprove a Distribution Plan pursuant to Rule 12b-1 for the Fund;

3. If proposal number 2 is approved, shareholders will vote on a proposal to change the Investment Advisory Agreement between the Trust and Satuit Capital Management, LLC (the "Adviser") on behalf of the Fund to reduce the advisory fee; and

4. To transact any other business that may properly come before the Meeting or any adjournment of the Meeting.

Shareholders of record at the close of business on July 12, 2002 are entitled to vote at the Meeting or any adjournment thereof.

                                             By:  Order of the Board of Trustees
                                                    Robert J. Sullivan, Chairman


July 26, 2002
Richmond, Virginia

                                    IMPORTANT

Whether or not you plan to attend the Meeting, please mark your voting instructions on the enclosed proxy and promptly date, sign and return it in the enclosed envelope. If you return your proxy and later decide to attend the Meeting, you can revoke your proxy at the Meeting. No postage is required if mailed in the United States. We ask your cooperation in helping the Fund save the expense of follow-up mailings and telephone calls by mailing your proxy promptly.

                         SATUIT CAPITAL MANAGEMENT TRUST
                          SATUIT CAPITAL MICRO CAP FUND
                           146 Front Street, Suite 204
                                Mill Wharf Plaza
                          Scituate, Massachusetts 02066

                                 PROXY STATEMENT

                               Dated July 26, 2002

This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of Satuit Capital Management Trust (the "Trust"). The proxies will be used at a meeting of shareholders (the "Meeting") of the Satuit Capital Micro Cap Fund (the "Fund"). The Meeting will be held on August 28, 2002 for the purposes set forth in the Notice of Meeting. The Meeting will be held at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229 at 10:00 a.m. Eastern time, or at such later time or date made necessary by adjournment.

The Fund is a series of the Trust which is an open-end management investment company that was organized as a Delaware business trust on August 29, 2000.

Your vote is important. Please call (800) 567-4030 if you have any questions about this proxy statement or form of proxy. You may vote by mail, in person or by fax at (804) 285-8018.

If Proposal No. 2 concerning the approval of a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), is approved by shareholders, the Board of the Trust will then recommend and submit to shareholders Proposal No. 3 concerning the approval of a revised investment advisory agreement reducing the advisory fee. IF SHAREHOLDERS DO NOT APPROVE PROPOSAL NO. 2, NO ACTION WILL BE TAKEN WITH RESPECT TO PROPOSAL NO. 3.

                                    PROPOSALS

1.    Election of Trustees.

It is proposed that five Trustee Nominees are to be elected at the Meeting to comprise the entire Board of the Trust and to serve until their successors have been duly elected and qualified or until their earlier resignation or removal. Messrs. Sullivan, Muffoletto and Haggerty are being submitted for re-election and Messrs. Hertl and Boyd are new nominees. If elected, the terms of the five Trustee Nominees will begin on the date of the Meeting or, in the event of an adjournment or adjournments of the Meeting, such later date as shareholder approval is obtained. Until that time, the current Board members will continue their terms. If any Trustee Nominee for any reason becomes unable to serve, the persons named as proxies will vote for the election of such other persons as they deem to be qualified. Each Trustee Nominee has consented to be nominated, and the Board has no reason to believe that any of the five nominees will be unable to serve. The nomination of the Trustees who are not "interested persons" of the Fund was recommended and approved by those Trustees. The names and ages of the Trustee Nominees, their principal occupations during the past five years and certain of their other affiliations are provided below.

--------------------------------------------------------------------------------
                                                                NUMBER OF
                                                                FUNDS IN
                                                                COMPLEX
                                    PRINCIPAL OCCUPATION AND    TO BE
                      POSITION      OTHER BUSINESS EXPERIENCE   OVERSEEN
NAME (AGE) AND        HELD WITH     DURING THE PAST FIVE (5)    BY
ADDRESS               THE TRUST     YEARS                       TRUSTEE
                                                                NOMINEES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Robert J.             Chairman of   Managing Director and       1
Sullivan*(41)         the Board,    Chief Investment Officer
5 Driftwood Lane      President,    of Satuit Capital
Scituate, MA          Treasurer of  Management, LLC since
02066                 the Trust;    December, 2000, Portfolio
                      and           Manager and Senior Equity
                      Portfolio     Analyst at Cadence Capital
                      Manager of    Management, Inc., Boston,
                      the Satuit    MA,  an institutional
                      Capital       asset management firm,
                      Micro Cap     from 1997 to 2000;
                      Fund series   Institutional Equity Sales
                      since its     Trader at Fidelity Capital
                      inception on  Markets, Boston, MA, from
                      December 12,  1992 to 1993.
                      2000.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Michael               Trustee       Director  of  Trade         1
D.Muffoletto(59)      since         Training at  Electronic
194 Ocean Drive West  December,     Trading  Group, LLC, New
Stamford, Ct          2000          York, NY from  1998 to
06902                               Present; Portfolio Manager
                                    (private hedge fund) at
                                    Fairfield Limited,
                                    Stamford, CT, from 1993
                                    to 1998; and Portfolio
                                    Manager at Investment
                                    Advisor, LLC, Stamford, CT,
                                    a NYSE listed company,
                                    from 1988 to 1992.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Kevin M. Haggerty     Trustee       Manager, Andover            1
(61)                  since         Brokerage, LLC,
200 Highland Road     December,     Montebello, NY,
Rye, NY 10580         2000          (equity trading)from
                                    1998 to Present; Private
                                    Investor from 1997 to 1998;
                                    and Head of Trading at
                                    Fidelity Capital Markets,
                                    Boston, MA from 1990 to 1997.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                                NUMBER OF
                                                                FUNDS IN
                                                                COMPLEX
                                    PRINCIPAL OCCUPATION AND    TO BE
                      POSITION      OTHER BUSINESS EXPERIENCE   OVERSEEN
NAME (AGE) AND        HELD WITH     DURING THE PAST FIVE (5)    BY
ADDRESS               THE TRUST     YEARS                       TRUSTEE
                                                                NOMINEES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Anthony J. Hertl (52)  Trustee      Consultant to small          1
1301 Grassmere Avenue  Nominee      and emerging businesses
Interlaken, NJ 07712                since 2000.  Retired in
                                    2000  as Vice
                                    President of Finance and
                                    Administration of
                                    Marymount College,
                                    Tarrytown, N.Y. where he
                                    served in this capacity
                                    for four years.  From 1983
                                    to 1996, he served in
                                    various positions at
                                    Prudential Securities
                                    Inc., New York, NY,
                                    including Chief Financial
                                    Officer-Direct Investment
                                    Group, Director of
                                    Corporate Taxation and
                                    Controller-Capital
                                    Markets.  Mr. Hertl  spent
                                    ten (10) years at Arthur
                                    Andersen  & Co. and is a
                                    Certified Public
                                    Accountant.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Samuel Boyd, Jr. (61) Trustee       Mr. Boyd has served as the  1
10808 Hob Nail Court  Nominee       Manager of the Customer
Potomac, MD 20854                   Service Operations and
                                    Accounting Division of the
                                    Potomac Electric Power
                                    Company, Washington,
                                    D.C.,  since 1978.  Mr.
                                    Boyd has served as a
                                    Director of Vontobel
                                    Funds, Inc., a registered
                                    investment company, since
                                    October, 1983, overseeing
                                    3 series; Director of The
                                    World Funds, Inc., a
                                    registered investment
                                    company,  since May,
                                    1997,  overseeing 7
                                    series;  and as a Trustee
                                    of The World Insurance
                                    Trust, a registered
                                    investment company,  since
                                    March, 2002, overseeing 1
                                    series.  Mr. Boyd is also
                                    a certified public
                                    accountant.
--------------------------------------------------------------------------------

* Mr. Sullivan is considered to be an "interested person" of the Trust, as that term is defined in the 1940 Act. Mr. Sullivan is an interested person because: (1) he is an officer of the Trust; and (2) he is the owner of the investment adviser to the Fund.

Material Proceedings

There have been no material proceedings against any Trustee or Trustee Nominee.

Other Executive Officers

There are no other executive officers of the Registrant.

Compensation of Trustees and Executive Officers

The following table sets forth the compensation paid to the incumbent Trustees and Executive Officers by the Fund for the fiscal year ended October 31, 2001.

--------------------------------------------------------------------------------
                                        Pension or              Total
                                        Retirement   Estimated  Compensation
                                        Benefits     Annual     from Fund
                         Aggregate      Accrued as   Benefits   and Fund
                         Compensation   Part of      Upon       Complex
Name and Position        From Fund      Fund         Retirement Paid to
                                        Expenses                Trustees**
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Robert J. Sullivan *     None           None         None       None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Michael D.Muffoletto     None           None         None       None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Kevin M. Haggerty        None           None         None       None
--------------------------------------------------------------------------------

* "Interested person" as defined under the 1940 Act.
** The Registrant is the only registered mutual fund in the fund complex.

Equity Incentive Plans - Awards During Last Fiscal Year

There were no equity incentive plan awards made to any Trustee or executive officer during the last fiscal year.

Ownership By Trustees in Securities of the Fund

As of December 31, 2001, the Trustees beneficially owned the following dollar range of equity securities in the Fund:

--------------------------------------------------------------------------------
                                                Aggregate Dollar Range
                                                of Equity Securities
                         Dollar Range of        in All Funds of the
Name of Trustee          Equity Securities in   Trust Overseen by the
                         the Fund               Trustee
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Robert J. Sullivan       $10,001-$50,000        $10,001-$50,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Michael D. Muffoletto    None                   None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Kevin M. Haggerty        None                   None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Anthony J. Hertl         None                   None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Samuel Boyd, Jr.         None                   None
--------------------------------------------------------------------------------

Meetings and Committees of the Board of Directors

The Trust has a standing Audit Committee of the Board currently composed of Messrs. Muffoletto and Haggerty. If nominated as a Trustee, Messrs. Boyd and Hertl have each agreed to serve as a member of the Audit Committee. Mr. Haggerty acts as the Chairperson of such committee. The Trust's Board have adopted a written charter for the Audit Committee. The functions of the Audit Committee are to meet with the Trust's independent auditors to review the scope and findings of the annual audit, discuss the Trust's accounting policies, discuss any recommendations of the independent auditors with respect to the Trust's management practices, review the impact of changes in accounting standards on the Trust's financial statements, recommend to the Board the selection of independent auditors, and perform such other duties as may be assigned to the Audit Committee by the Board. During its most recent fiscal year ended October 31, 2001, the Audit Committee met once, and each incumbent Trustee attended not less than 75% of all Board meetings while serving as Trustee. At the present time, the Trust does not have a nominating or compensation committee.

Unless instructed by the shareholders to refrain from so voting, it is the intention of the persons names as proxies to vote "FOR" the election of the five nominees listed above. Shareholders wishing to recommend a person for consideration as a nominee to the Board in future years should write to the Board. It is helpful to furnish a statement of the qualifications of such a person.

                           Recommendation of the Board

In their deliberations, the Board considered various matters related to the management and long-term welfare of the Fund. The Board gave considerable weight to their expectation that the Fund will benefit from the diversity and experience of the Trustee Nominees that would be included in the expanded Board. Enlarging the Board will afford an increased range of experience among Board members. Should the Board determine to revise its structure through increased establishment of committees, an enlarged Board will provide an increased choice of potential members of such committees. The Trustee Nominees have had distinguished careers in accounting, finance, marketing and other areas and will bring a wide range of expertise to the Board. Four of the five nominees, if elected, would be Independent Trustees. Independent Trustees are responsible for providing an independent review of management and to approve advisory, distribution and similar agreements between the Fund and management.

The Board concluded that the Fund will benefit from the diversity and experience each member will bring to the expanded board. Therefore, after careful consideration, the Board, including the Independent Trustees, recommends that the shareholders of the Fund vote "FOR" the election of the Trustee Nominees as set forth in this Proposal. If the Trustee Nominees are not elected, the Fund's Board will consider what action is appropriate based upon the interests of the Fund's shareholders.

2.    To approve a Distribution Plan pursuant to Rule 12b-1.

At the Meeting, shareholders of the Fund ("Shareholders") will be asked to approve a proposed Distribution Plan (the "Proposed Distribution Plan") adopted pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 promulgated thereunder. Rule 12b-1 regulates the circumstances under which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The Board, including a majority of the Trustees who are not "interested persons" of the Trust as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Proposed Distribution Plan (the "Disinterested Trustees"), unanimously approved the Proposed Distribution Plan on June 5, 2002, subject to the approval of the holders of shares of the Fund. THE PURPOSE OF THE PROPOSED DISTRIBUTION PLAN IS TO PERMIT THE FUND TO FINANCE THE DISTRIBUTION OF SHARES OF THE FUND.

A copy of the Proposed Distribution Plan is attached to this Proxy Statement as
Exhibit 1. The description of the Proposed Distribution Plan is qualified in its entirety by Exhibit 1.

                 Description of the Proposed Distribution Plan

Under the Proposed Distribution Plan, the Fund may reimburse the Trust's distributor, First Dominion Capital Corp. (the "Distributor"), up to a maximum on an annual basis of 0.25% of the average daily value of the net assets of the Fund, accrued daily and paid monthly, for distribution expenditures incurred by the Distributor in connection with the sale and promotion of the Fund and the furnishing of services to shareholders of the Fund (the "Distribution Fee"). If the Proposed Distribution Plan is approved, Satuit Capital Management, LLC (the "Adviser") has recommended and the Board, including a majority of the Disinterested Trustees, have approved a change to the existing Investment Advisory Agreement (the "Agreement") that the Agreement be amended to reduce the fee payable to the Adviser by 0.25% thereby resulting in no change to the Fund's ratio of annual total operating expenses.

Payments to the Distributor shall be used by the Distributor to cover expenses and activities primarily intended to result in the sale of Fund shares. Such expenditures shall consist of: (i) commissions to sales personnel for selling shares of the Fund; (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions which have entered into agreements with the Distributor for services rendered in connection with the sale and distribution of shares of the Fund; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Fund; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Fund's Prospectus and Statement of Additional Information for distribution to potential investors; and (vii) such other similar services that the Trustees of the Trust determine are reasonably calculated to result in sales of shares of the Fund; provided, however, that a portion of such amount paid to the Distributor, which portion shall be equal to or less than 0.25% annually of the average daily net assets of the Fund shares, may be paid for reimbursing the costs of providing services to shareholders, including assistance in connection with inquiries related to shareholder accounts (the "Service Fee").

The monthly payments to the Distributor under the Proposed Distribution Plan must be for distribution services rendered for or on behalf of the holders of the Fund's shares. The Proposed Distribution Plan requires the Board to review, at least quarterly, a written report prepared by the Fund's Principal Financial Officer or Treasurer describing the amounts expended under the Proposed Distribution Plan and the purposes for which such expenditures were made.

The Proposed Distribution Plan provides that it may not be amended to increase materially the costs which shares of the Fund may bear without Shareholder approval and that any material amendments of the Proposed Distribution Plan must be approved by a majority of the Board, including a majority of the Disinterested Trustees, by vote cast in person at a meeting called for the purpose of considering such amendments.

The Proposed Distribution Plan shall not take effect with respect to the Fund until it has been approved by a vote of at least a majority of the outstanding voting securities of the Fund. Thereafter it shall remain in effect for one year from the date of its execution and may be continued thereafter if specifically approved at least annually by vote of a majority of the Board, including a majority of the Disinterested Trustees. The Proposed Distribution Plan may be terminated with respect to the Fund without penalty at any time by vote of a majority of the Disinterested Trustees or by vote of a majority of the outstanding shares of the Fund.

                       Background and Board Consideration

In connection with their deliberations, the Trustees were furnished with copies of the Proposed Distribution Plan and related materials, including information from the Adviser which outlined the reasons for adopting the Proposed Distribution Plan. Counsel provided the Trustees with a summary of the provisions of the Proposed Distribution Plan as well as information concerning the legal and regulatory considerations relevant to the adoption of the Proposed Distribution Plan.

In approving the Proposed Distribution Plan, the Trustees unanimously determined in the exercise of their reasonable business judgment and in light of their fiduciary duties under relevant state law and the 1940 Act that, based upon the material requested and evaluated by them, the Proposed Distribution Plan is reasonably likely to benefit the Fund. The Board considered various factors, including: (i) the nature of the circumstances which purportedly make implementation of the Proposed Distribution Plan necessary or desirable; (ii) the way in which the Proposed Distribution Plan addresses these circumstances and how the Proposed Distribution Plan is expected to resolve or alleviate such circumstances, including the nature and approximate amount of the expenditures under the Proposed Distribution Plan and the relationship of such expenditures to the overall cost structure of the Fund and the nature of the anticipated benefits to the Fund and the time it will take for those benefits to be achieved; (iii) the effect of the Proposed Distribution Plan on existing shareholders; (iv) the investment and sales history of the Fund; and (v) whether payments under the Proposed Distribution Plan, together with any front-end sales loads, will result in shareholders paying directly or indirectly more for sales or promotional services than the maximum sales charge permitted under the rules of the NASD. The Board questioned the Adviser as to why the Adviser believed adoption of the Proposed Distribution Plan could be expected to maintain or stimulate sales of shares of the Fund, thereby assisting the Fund by maintaining or increasing the current asset base or curtailing a decrease in assets as a result of redemptions. The Board also recognized that the Board and, in particular, the Disinterested Trustees, would review on a quarterly basis the nature, manner and amount of expenditures under the Proposed Distribution Plan, and would be able to terminate the Plan, and thereby end all obligations of the Fund to make payments thereunder, at any time.

The Board concluded that the Proposed Distribution Plan would benefit the Fund since the Proposed Distribution Plan will allow the Fund to be competitively priced, thereby discouraging broker-dealers from reducing or discontinuing their sales. Such competitive pricing should also assist the Fund in continuing to maintain net sales and thereby allow efficiencies in portfolio management. Net cash outflow increases the likelihood of having to dispose of portfolio securities for other than investment purposes, while net cash inflow minimizes the need to sell portfolio securities to meet redemptions when investment considerations would indicate that they continue to be held. This may reduce the impact of changes in daily liquidity requirements and may reduce the need to dispose of present holdings when restructuring the Fund's portfolio. The Board concluded that there should not be any adverse effect on existing shareholders because of the proposed corresponding reduction of the advisory fee payable to the Adviser by 0.25% resulting in no change to the Fund's ratio of annual total operating expenses. The Board also concluded that payments under the proposed Distribution Plan, together with any front-end sales load, would not result in shareholders paying directly or indirectly more for sales or promotional services than the maximum sales charge permitted under the rules of the NASD.

The Board realized that there is no assurance that the amounts expended to finance the distribution of shares of the Fund will have the anticipated results. The Trustees concluded, however, that there was a reasonable likelihood that the benefits described above will result and that they will be in a position to monitor the expenses of shares of the Fund.

The Board recognized that benefits may be realized by the Fund, the Adviser, the Distributor, and other distribution organizations as a result of the implementation of the Proposed Distribution Plan. If the Fund's net assets increase as a result of implementation of the Proposed Distribution Plan or for other reasons, fees payable to the Adviser and to the Distributor, would increase because such fees are calculated as a percentage of the Fund's net assets. Distribution organizations would benefit since they would receive payments from the Distributor for distribution assistance pursuant to the Proposed Distribution Plan. The Distributor may also receive a portion of the front-end sales charges payable on purchases of shares.

The following tables are intended to demonstrate the expected effect of implementation of the Proposed Distribution Plan on the fees and expenses for shares of the Fund (as a percentage of average net assets). The tables indicate
(i) the current fees and expenses of the Fund's shares, and (ii) the projected fees and expenses of the Fund's shares upon implementation of the Proposed Distribution Plan and taking into account the reduction of the investment advisory fees being proposed in Proposal No. 3.

                             COMPARATIVE FEE TABLES

--------------------------------------------------------------------------------
                                                 CURRENT    PROJECTED
SHAREHOLDER TRANSACTION EXPENSES                 FEES AND   FEES AND
     (fees paid directly from your investment):   EXPENSES   EXPENSES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Maximum Sales Load Imposed on Purchases
     (as a percentage of offering price) (1)     5.75%      5.75%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Maximum Sales Load Imposed
     on Reinvested                               None       None
Dividends
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Maximum Deferred Sales Load
     (as a percentage of redemption proceeds)(2) 2.00%      2.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Redemption Fees                                  None       None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Exchange Fee                                     None       None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted from Fund assets):
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Management Fees (before waivers)                 1.50%      1.25%(3)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                        None       0.25%(4)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Other Expenses(5)                                6.71%      6.71%
                                                 ------     -----
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL FUND OPERATING EXPENSES (BEFORE WAIVERS)   8.21%      8.21%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Fee Waiver and/or expense                        (5.41%)    (5.41%)
                                                 --------   -------
reimbursements(6)(7)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NET EXPENSES                                     2.80%      2.80%
                                                 ======     ======
--------------------------------------------------------------------------------

(1) As a percentage of offering price. Reduced rates apply to purchases of Fund shares over $50,000, and the sales charge is waived for certain classes of investors. An investor who has paid a front-end sales charge will not be subject to a contingent deferred sales charge.

(2) If you are in a category of investors who may purchase Fund shares without a front-end sales charge, you will be subject to a 2.00% contingent deferred sales charge if you redeem your shares within one year of purchase.

(3)   Assumes    reduction    of    investment    advisory   fee   based   upon
      shareholder approval of Proposal Nos. 2 and 3.

(4) Upon implementation of the Proposed Distribution Plan, the Fund may pay Distribution (12b-1) Fees up to a maximum of 0.25% of the Fund's average daily net assets.

(5) Other Expenses include, among other expenses, administrative, custody, transfer agency fees and shareholder servicing fees.

(6) In the interest of limiting expenses of the Fund, the Adviser has entered into a contractual expense limitation agreement with the Trust. Pursuant to the agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the ratio of total annual operating expenses of the Fund are limited to 2.80% until October 31, 2002. The Adviser may be entitled to the future reimbursement of fees waived or reimbursed by the Adviser to the Fund. The total amount of reimbursement recoverable by the Adviser is the sum of all fees previously waived or reimbursed by the Adviser to the Fund during any of the previous three (3) years, less any reimbursement previously paid. The reimbursement amount shall not include voluntary fees waived and expenses reimbursed prior to November 1, 2001. From December 12, 2000 (commencement of operations) through October 31, 2001, the Adviser waived fees and/or reimbursed expenses at the annual rate of 34.51% of the Fund's average net assets.

(7) The Adviser intends to continue the contractual expense limitation agreement for one year periods, concurrent with the renewal of the Advisory Agreement, until such time as the Fund's assets increase, thereby providing economies of scale. The Adviser will not seek reimbursement of previous waivers and expense reimbursements until the Fund's assets increase and it is able to so and maintain the expense ratio of 2.80%.

Example:

The following expense examples show the expenses that you could pay over time. It will help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund, you reinvest all dividends and distributions in additional shares of the Fund, you redeem all of your shares at the end of the periods indicated, you earn a 5.00% annual return and the Fund's operating expenses remain the same. Because actual return and expenses will be different, the example is for comparison only.

Based on these assumptions, your costs would be:

--------------------------------------------------------------------------------
                            CURRENT FEES AND      PROJECTED FEES AND
                              EXPENSES (1)           EXPENSES (1)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
         1 Year                  $ 842                   $ 842
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
        3 Years                  $2,373                 $2,373
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
        5 Years                  $3,808                 $3,808
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
        10 Years                 $7,010                 $7,010
--------------------------------------------------------------------------------

(1) The above examples assume payment of the maximum initial sales charge of 5.75% at the time of purchase. The sales charge varies depending upon the amount of Fund shares that an investor purchases. Accordingly, your actual expenses may vary.

The purpose of the above fee tables and examples is to assist Shareholders in understanding the various costs and expenses of investing in shares of the Fund. The above examples should not be considered a representation of past or future expenses for shares of the Fund. Actual expenses may vary from year to year and may be higher or lower than those shown.

                           Recommendation of the Board

The Board recommends that the Shareholders of the Fund vote "FOR" approval of the Proposed Distribution Agreement.

If Proposal No. 2 concerning the approval of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, is approved by Shareholders, the Board of the Trust have also recommended and submit to Shareholders Proposal No. 3 concerning the approval of a revised investment advisory agreement reducing the advisory fee. IF SHAREHOLDERS DO NOT APPROVE PROPOSAL NO. 2, NO ACTION WILL BE TAKEN WITH RESPECT TO PROPOSAL NO. 3.

3.    To approve a revised Investment Advisory Agreement.

                              The Current Agreement

Satuit Capital Management, LLC, 146 Front Street, Suite 204, Mill Wharf Plaza, Scituate, Massachusetts 02066, manages the investments of the Fund pursuant to the Agreement. Under the Agreement, the Adviser, subject to the general supervision of the Board of the Trust, manages the Fund in accordance with its investment objective and policies, makes decisions with respect to, and places order for, all purchase and sales of portfolio securities and maintains related records.

Under the Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.50% on the average daily net assets of the Fund. From December 12, 2000 (commencement of operations) through October 31, 2001, the Adviser waived its fees.

Mr. Robert J. Sullivan, 5 Driftwood Lane, Scituate, Massachusetts 02066 is the Managing Director and Investment Officer of the Adviser, is Chairman, President and Treasurer of the Trust and Portfolio Manager of the Fund since its inception.

     Differences between the Existing Agreement and the Revised Agreement

The proposed investment advisory agreement (the "Revised Agreement") is substantially identical to the existing Agreement in effect between the Fund and the Adviser. The material difference between the existing Agreement and the Revised Agreement appears in Schedule A to the Revised Agreement and relates to the fees. A copy of the existing Agreement is attached as Exhibit 2. The existing Agreement was last approved by shareholders of the Fund on December 12, 2000, when the initial shareholder approved the Agreement as a part of the Fund's organization and pursuant to the requirements of the 1940 Act. The Revised Agreement will continue in effect for an initial term of 2 years and thereafter for successive periods of not more than 1 year if approved annually by a majority of the Shareholders of the Fund or of the Board, and in either event by a majority of the Trustees of the Fund who are not "interested persons", as that term is defined in the 1940 Act. The Revised Agreement provides that it shall automatically terminate in the event of assignment and it may be terminated without penalty upon 60 days' written notice.

The proposed changes to the investment advisory fees are as follows:

--------------------------------------------------------------------------------
   Current advisory fee structure     Proposed advisory fee structure
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Accrued daily at an annual rate of   Accrued daily at an annual rate
1.50% on the average daily net       of 1.25% on the average daily net
assets of the Fund.                  assets of the Fund.
--------------------------------------------------------------------------------

                       Background and Board Consideration

The Board, including the Disinterested Trustees, unanimously approved the proposed Revised Agreement at a meeting held on June 5, 2002. In making its recommendation to adopt the Revised Agreement, the Board considered a number of factors. These factors were the performance of the Fund since inception, the nature and quality of the services provided by the Adviser and the Adviser's fee and the expenses of the Fund in comparison to other mutual funds with a similar investment objective. The Trustees also considered that if the Proposed Distribution Plan and the Revised Agreement are approved the fee payable to the Adviser will be reduced by 0.25% thereby offsetting the Proposed Distribution Plan resulting in no change to the Fund's ratio of annual total operating expenses.

The Board reviewed the proposed change to the existing Agreement described above, which are incorporated in the Revised Agreement. The Board concluded, after a discussion regarding the proposed Revised Agreement, that it was in the best interest of the Fund's Shareholders to approve the Revised Agreement and submit it, with a recommendation for approval, to the Shareholders for vote at the Meeting.

                           Recommendation of the Board

The Board recommends that the Shareholders of the Fund vote "FOR" approval of the Revised Agreement.

                             Principal Shareholders

As of June 30, 2002 the following persons owned of record, or beneficially, more than five percent of the Fund's outstanding shares:

--------------------------------------------------------------------------------
                                Number of Shares
    Name and Address          Owned of Record       Percentage of Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
National Investor                79,968.919              21.740%
Services Corp.
Exclusive Benefit of
Customers
55 Water Street, 32nd
Floor
New York, NY 10041
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                Number of Shares
    Name and Address          Beneficially Owned     Percentage of Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
John T.                           33,068.783               8.990%
Curley
161 Cedar Street
Braintree, MA 02184
--------------------------------------------------------------------------------

As of June 30, 2002 the Trustees and executive officers of the Trust as a group owned less than 1.00% of the Fund's outstanding shares.

                                  Required Vote

If Proposal No. 2 concerning the approval of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, is approved by Shareholders, the Board of the Fund will then submit to Shareholders Proposal No. 3
concerning   the  approval  of  a  revised   investment   advisory   agreement.
IF SHAREHOLDERS DO NOT APPROVE PROPOSAL NO. 2, NO ACTION WILL BE TAKEN WITH RESPECT TO PROPOSAL NO. 3.

The approval of the Proposed Distribution Plan and the Revised Agreement requires the affirmative vote of a "majority of the outstanding shares" of the Fund (as defined by the 1940 Act), which means the lesser of (a) the holders of 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.

                                 Other Business

The Board does not intend to present any other business at the Meeting. The Meeting is a special meeting of the Shareholders of the Fund, and will consider only the substantive matters identified in the Notice of the Meeting. If any other matters properly come before the Meeting, however, the persons named as proxies will vote on the matter in accordance with their judgment.

                       Voting Information and Adjournment

Your vote is important. Please call (800) 567-4030 if you have any questions about this proxy statement or form of proxy. You may vote by mail, in person or by fax at (804) 285-8018. Your proxy will be voted in accordance with the instructions you specify on the enclosed proxy card. If you sign and return your proxy card but do not provide us with specific instructions, your proxy will be voted IN FAVOR of Proposal No. 1, Proposal No. 2 and Proposal No. 3. You may revoke your proxy by mail or fax at any time before it is exercised at the Meeting by (i) delivering a written notice by mail or fax to the Fund expressly revoking your proxy, (ii) executing and forwarding to the Fund by mail or fax a subsequently-dated proxy, or (iii) attending the Meeting and voting in person. Should you decide to revoke your proxy by mail, please send it to 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229. If you prefer, you may fax your written notice revoking your proxy to (804) 285-8018.

In the event that, at the time the Meeting is called to order, a quorum is not present in person or by proxy, those proxies that have been received will be voted to adjourn the Meeting to a later date. Also, in the event that sufficient votes in favor of Proposal No. 1, Proposal No. 2 and Proposal No. 3 set forth in the Notice of Meeting and proxy statement are not received by the time scheduled for the Meeting, the named proxies may move one or more adjournments of the Meeting to permit further solicitation of proxies with respect to Proposal No. 1, Proposal No. 2 and Proposal No. 3. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the Meeting. In the event of a vote on any such adjournment, proxies that are required to be voted against Proposals 1, 2 and 3 will be voted against an adjournment, and all other proxies that have been received will be voted for an adjournment. Abstentions and broker non-votes will be counted for the purpose of determining a quorum.

As of the close of business on July 12, 2002 the record date fixed by the Board for the determination of Shareholders of the Fund entitled to notice of and to vote at the Meeting, 369,365.685 shares of the Fund were outstanding. Each Shareholder will be entitled to one vote for each share of the Fund held on the Record Date and a fractional vote corresponding to each fractional share held at that time.

The Fund will bear the entire cost of preparing, printing and mailing this proxy statement, the proxies and any additional material that may be furnished to Shareholders of the Fund. In addition to this solicitation by mail, solicitation may be undertaken by mail, telephone, telegraph or personal contact and the Adviser will bear the expenses of any such solicitation.

    SHOULD YOU HAVE QUESTIONS REGARDING THIS PROXY PLEASE CALL (800)567-4030.

       PROXY CARDS WILL BE ACCEPTED UNTIL THE DATE OF THE SPECIAL MEETING
                   OF SHAREHOLDERS OR ANY ADJOURNMENT THEREOF.

                                  Annual Report

A copy of the Fund's audited annual report, for the period ended October 31, 2001, has been provided to all Shareholders of record, and is incorporated by reference into this proxy statement. You can obtain a free copy of the annual report by writing to Satuit Capital Management Trust, c/o First Dominion Capital Corp., 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, by calling toll free (800) 567-4030 or by e-mail at: mail@shareholderservices.com.

                              Shareholder Proposals

Under Delaware law, neither the Trust or the Fund is required to hold annual shareholder meetings. Any Shareholder who would like to submit a proposal for consideration at future Shareholder meetings may do so by submitting the proposal in writing to the Secretary of the Satuit Capital Management Trust at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229.

Investment Adviser
      Satuit Capital Management, LLC
      146 Front Street, Suite 204
      Mill Wharf Plaza
      Scituate, Massachusetts 02066

Principal Underwriter
      First Dominion Capital Corp.
      1500 Forest Avenue, Suite 223
      Richmond, Virginia 23229

Administrator
      Commonwealth Shareholder Services, Inc.
      1500 Forest Avenue, Suite 223
      Richmond, Virginia  23229

                         SATUIT CAPITAL MANAGEMENT TRUST
                      SATUIT CAPITAL MICRO CAP FUND series
                   PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                 August 28, 2002







The undersigned hereby constitutes and appoints John Pasco, III and Franklin A. Trice, III, or any of them, with power of substitution, as proxies to appear and vote all of the shares of stock standing in the name of the undersigned on the record date at the Meeting of Shareholders of Satuit Capital Micro Cap Fund to be held at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229 on the 28th day of August, 2002 at 10:00 a.m. local time, or at any postponement or adjournment thereof; and the undersigned hereby instructs said proxies to vote as indicated on this proxy card.

1.    Election of Trustees.

                  |_|For all nominees listed |_|WITHHOLD AUTHORITY
                     below (except marked to    to vote for all
                    the contrary below)         nominees listed

           Robert J. Sullivan       Kevin M. Haggerty      Michael D. Muffoletto
           Samuel Boyd, Jr.         Anthony J. Hertl

2. To approve a Distribution and Service Plan pursuant to Rule 12b-1 on behalf of the Satuit Capital Micro Cap Fund.

                     FOR |_|        AGAINST |_|          ABSTAIN |_|

3. To approve an amended Investment Advisory Agreement between Satuit Capital Management Trust and Satuit Capital Management, LLC on behalf of the Satuit Capital Micro Cap Fund.

                     FOR  |_|       AGAINST|_|           ABSTAIN |_|

4. To transact such other business as may properly come before the Meeting. Management knows of no other such business.

Your vote is important. Please call (800) 567-4030 if you have any questions about this proxy statement or form of proxy. You may vote by mail, in person or by fax at (804) 285-8018.

Your proxy will be voted in accordance with the instructions you specify on the this proxy card. If you sign and return your proxy card but do not provide us with specific instructions, your proxy will be voted IN FAVOR of Proposal No. 1, Proposal No. 2 and Proposal No. 3. You may revoke your proxy at any time before it is exercised at the Meeting by (i) delivering a written notice by mail or fax to the Fund expressly revoking your proxy, (ii) executing and forwarding to the Fund by mail or fax a subsequently-dated proxy, or (iii) attending the Meeting and voting in person. Should you decide to revoke your proxy by mail, please send it to 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229. If you prefer, you may fax your written notice revoking your proxy to (804) 285-8018.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS. PROXY CARDS WILL BE ACCEPTED UNTIL THE DATE OF THE SPECIAL MEETING OF SHAREHOLDERS OR ANY ADJOURNMENT THEREOF.

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON PROPOSALS NO. 1, 2 AND 3 AS MARKED. IF NOT MARKED, THE PROXIES WILL VOTE "FOR" PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3 AND AS THEY SEE FIT ON ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.






-------------------------    ----------------------------   --------------------
SIGNATURE                    SIGNATURE (JOINT OWNER)        DATE

PLEASE DATE AND SIGN NAME OR NAMES TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS AN EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

        PLEASE REFER TO THE PROXY STATEMENT DISCUSSION OF THESE MATTERS.

                 SHOULD YOU HAVE QUESTIONS REGARDING THIS PROXY
                           PLEASE CALL (800) 567-4030.

       THIS PROXY IS SOLICITED ON BEHALF OF THE FUND'S BOARD OF TRUSTEES.

                                                                       EXHIBIT 1

                              DISTRIBUTION PLAN OF
                          SATUIT CAPITAL MICRO CAP FUND
                             PURSUANT TO RULE 12b-1

      Distribution Plan, (the "Plan") of Satuit Capital Micro Cap Fund (the "Fund"), a series of Satuit Capital Management Trust (the "Trust"), a Delaware business trust.

      WHEREAS, the Fund and First Dominion Capital Corp. (the "Distributor"), a broker-dealer registered under the Securities Exchange Act of 1934, have entered into a Distribution Agreement pursuant to which the Distributor will act as principal underwriter of shares of the Fund for sale to the public;

      WHEREAS, the Trustees of the Trust have determined to adopt this Distribution Plan (the "Plan") on behalf of the Fund, in accordance with the requirements of the Investment Company Act of 1940, as amended (the "Act") and have determined that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

      NOW, THEREFORE, the Fund hereby adopts the Plan on the following terms and conditions:

      (1) The Fund shall reimburse the Distributor, at the end of each month, up to a maximum on an annual basis of 0.25% of the average daily value of the net assets of the Fund, subject to any applicable restrictions imposed by rules of the National Association of Securities Dealers, Inc., for distribution expenditures incurred by the Distributor in connection with the sale and promotion of the Fund and the furnishing of services to shareholders of the Fund. Such expenditures shall consist of: (i) commissions to sales personnel for selling shares of the Fund; (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions which have entered into agreements with the Distributor in the form of the Dealer Agreement for National Affiliated Investment Companies for services rendered in connection with the sale and distribution of shares of the Fund; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Fund;
           (v) the costs of preparing and distributing promotional materials;
           (vi) the cost of printing the Fund's Prospectus and Statement of Additional Information for distribution to potential investors; and
           (vii) such other similar services that the Trustees of the Trust determine are reasonably calculated to result in sales of shares of the Fund; provided, however, that a portion of such amount paid to the Distributor, which portion shall be equal to or less than 0.25% annually of the average daily net assets of the Fund shares, may be paid for reimbursing the costs of providing services to shareholders, including assistance in connection with inquiries related to shareholder accounts (the "Service Fee").

           Amounts paid or payable by the Fund under this Plan or any agreement with any person or entity relating to the implementation of this Plan ("related agreement") shall only be used to pay for, or reimburse payment for, the distribution expenditures described in the preceding paragraph and shall, given all surrounding circumstances, represent charges within the range of what would have been negotiated at arm's-length as payment for the specific sales or promotional services and activities to be financed hereunder and any related agreement, as determined by the Trustees, in the exercise of reasonable business judgment, in light of fiduciary duties under state law and Sections 36(a) and (b) of the Act and based upon appropriate business estimated and projections.

      (2) At least quarterly in each year the Plan remains in effect, the Fund's Principal Financial Officer or Treasurer, or such other person authorized to direct the disposition of monies paid or payable by the Fund, shall prepare and furnish to the Trustees for their review, and the Trustees shall review a written report complying with the requirements of Rule 12b-1 under the Act regarding the amounts expended under the Plan and the purposes for which such expenditures were made.

      (3) This Plan shall not take effect until it, together with any related agreements, have been approved by a vote of at least a majority of the Trustees, as well as a vote of at least a majority of the Trustees who are not interested persons (as defined in the Act) of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any related agreements (the "Disinterested Trustees"), cast in person at a meeting called for the purpose of voting on the Plan or any related agreement, and the Plan shall not take effect with respect to the Fund until it has been approved by a vote of at least a majority of the outstanding voting securities (as defined in the Act) of the Fund.

      (4) This Plan shall remain in effect for one year from the date of its execution and may be continued thereafter if specifically approved at least annually by a vote of at least a majority of the Trustees, as well as a majority of the Disinterested Trustees. This Plan may be amended at any time, provided that (a) the Plan may not be amended to increase materially the amount of the distribution expenses provided in Paragraph 1 hereof (including the Service Fee) without the approval of at least a majority of the outstanding voting securities (as defined in the Act) of the Fund and (b) all material amendments to this Plan must be approved by a vote of the Trustees and the Disinterested Trustees cast in person at a meeting called for the purpose of such vote.

      (5) While this Plan is in effect, the selection and nomination of Trustees who are not interested persons (as defined in the Act) of the Fund shall be committed to the discretion of the Disinterested Trustees then in office.

      (6) Any related agreement shall be in writing and shall provide that (a) such agreement shall be subject to termination, without penalty, by vote of a majority of the outstanding voting securities (as defined in the Act) of the Fund on not more than 60 days' written notice to the other party to the agreement, and (b) such agreement shall terminate automatically in the event of its assignment.

      (7) This Plan may be terminated at any time by a vote of a majority of the Disinterested Trustees or by a vote of a majority of the outstanding voting securities (as defined in the Act) of the Fund. In the event this Plan is terminated or otherwise discontinued, no further payments hereunder will be made by the Plan.

      (8) The Fund shall preserve copies of this Plan and any related agreements and all reports made pursuant to paragraph 2 hereof, and any other information, estimates, projections and other materials that serve as a basis therefore, considered by the Trustees, for a period of not less than six years from the date of this Plan, the agreement or report, as the case may be, the first two years in an easily accessible place.




Adopted as of the ____ day of _________, 2002.

                                                                      EXHIBIT  2



                        SATUIT CAPITAL MANAGEMENT TRUST,
             ON BEHALF OF ITS SERIES, SATUIT CAPITAL MICRO CAP FUND

                          INVESTMENT ADVISORY AGREEMENT


      THIS INVESTMENT ADVISORY AGREEMENT is made as of the 12th day of December, 2000, by and between SATUIT CAPITAL MANAGEMENT TRUST, a Delaware business trust (the "Trust") on behalf of its series, Satuit Capital Micro Cap Fund (the "Fund") and SATUIT CAPITAL MANAGEMENT, LLC, a Delaware limited liability company (the "Adviser").

                             W I T N E S S E T H :

      WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

      WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 and is engaged in the business of providing investment advice to investment companies; and

      WHEREAS, the Trust, on behalf of the Fund, desires to retain the Adviser to render advice and services to the Fund pursuant to the terms and provisions of this Agreement, and the Adviser desires to furnish said advice and services.

      NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

      1. APPOINTMENT OF ADVISER. The Trust hereby employs the Adviser and the Adviser hereby accepts such employment, to render investment advice and related services with respect to the assets of the Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Board.

      2.   DUTIES OF ADVISER.

           (a) GENERAL DUTIES. The Adviser shall act as investment adviser to the Fund and shall supervise investments of the Fund in accordance with the investment objective, policies and restrictions of the Fund as set forth in the Fund's governing documents, including, without limitation, the Trust's Certificate of Trust, as amended, Declaration of Trust, as amended, and Bylaws, as amended, the prospectus and statement of additional information; and such other limitations, policies and procedures as the Trustees may impose from time to time in writing to the Adviser. In providing such services, the Adviser shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code, the Uniform Commercial Code and other applicable law.

                Without limiting the generality of the foregoing, the Adviser shall: (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund's assets and the purchase and sale of portfolio securities for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Board of Trustees;
                (iii) vote proxies for the Fund, file ownership reports under
                Section 13 of the Securities Exchange Act of 1934 for the Fund, and take other actions on behalf of the Fund; (iv) maintain the books and records required to be maintained by the Fund except to the extent arrangements have been made for such books and records to be maintained by the Administrator, Transfer Agent or other agent of the Fund; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund's assets which the Board of Trustees or the officers of the Fund may reasonably request; and (vi) render to the Board of Trustees such periodic and special reports with respect to the Fund's investment activities as the Board of Trustees may reasonably request, including at least one in-person appearance annually before the Board of Trustees.

           (b) BROKERAGE. The Adviser shall be responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Adviser shall not direct orders to an affiliated person of the Adviser without general prior authorization to use such affiliated broker or dealer from the Board of Trustees. The Adviser's primary consideration in effecting a securities transaction will be the best execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Adviser may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

                Subject to such policies as the Board of Trustees may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Fund or accounts for which the Adviser has investment discretion. The Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Fund, the Adviser, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Adviser shall determine, and the Adviser shall report on such allocations regularly to the Fund, indicating the broker-dealers to whom such allocations have been made and the basis therefore. The Adviser is also authorized to consider sales of shares as a factor in the selection of brokers or dealers to execute portfolio transactions, subject to the requirements of best price and execution, i.e., that such brokers or dealers are able to execute the order promptly and at the best obtainable securities price.

                On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as of other clients (to the extent that the Adviser may, in the future, have other clients), the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

      3.   REPRESENTATIONS OF THE ADVISER.

           (a) The Adviser shall use its best judgment and efforts in rendering the advice and services to the Fund as contemplated by this Agreement.

           (b) The Adviser shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.

           (c) The Adviser shall conduct its operations at all times in conformance with the Investment Advisers Act of 1940, the Investment Company Act of 1940, and any other applicable state and/or self-regulatory organization regulations.

      4. INDEPENDENT CONTRACTOR. The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Fund in any way, or in any way be deemed an agent for the Fund. It is expressly understood and agreed that the services to be rendered by the Adviser to the Fund under the provisions of this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

      5. ADVISER'S PERSONNEL. The Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or retained by the Adviser to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Adviser or the Board of Trustees may desire and reasonably request.

      6.   EXPENSES.

           (a) With respect to the operation of the Fund, the Adviser shall be responsible for (i) providing the personnel, office space and equipment reasonably necessary for the investment management of the Fund, and (ii) the costs of any special Board of Trustees meetings or shareholder meetings deemed by the Board of Trustees at the time any such meeting is called to be convened for the primary benefit of the Adviser.

           (b) The Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 6(a) above, including but not limited to: investment advisory and administrative fees and expenses payable to the Adviser or the Fund's administrator under the appropriate agreements entered into with the Adviser and the administrator, as the case may be; fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund's shareholders and Board of Trustees that are properly payable by the Fund; salaries and expenses of officers and fees and expenses of members of the Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser; insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

           (c) The Adviser may voluntarily absorb certain Fund expenses or waive the Adviser's own advisory fee.

           (d) To the extent the Adviser incurs any costs by assuming expenses which are an obligation of the Fund as set forth herein, the Fund shall promptly reimburse the Adviser for such costs and expenses, except to the extent the Adviser has otherwise agreed to bear such expenses. To the extent the services for which the Fund is obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from the Fund to the extent of the Adviser's actual costs for providing such services. In determining the Adviser's actual costs, the Adviser may take into account an allocated portion of the salaries and overhead of personnel performing such services.

      7.   INVESTMENT ADVISORY FEE.

           (a) The Fund shall pay to the Adviser, and the Adviser agrees to accept, as full compensation for all investment and advisory services furnished or provided to the Fund pursuant to this Agreement, an annual investment advisory fee at the rate set forth in Schedule A to this Agreement.

           (b) The investment advisory fee shall be accrued daily by the Fund and paid to the Adviser on the first business day of the succeeding month.

           (c) The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Adviser shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

           (d) The fee payable to the Adviser under this Agreement will be reduced as required under any expense limitation applicable to the Fund.

           (e) The Adviser voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of the Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

           (f) Any fee withheld or voluntarily reduced and any Fund expense absorbed by the Adviser voluntarily or pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Adviser, if so requested by the Adviser, no later than the fifth fiscal year succeeding the fiscal year of the withholding, reduction or absorption if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) do not exceed the applicable limitation on Fund expenses. Such reimbursement may be paid prior to the Fund's payment of current expenses if so requested by the Adviser even if such practice may require the Adviser to waive, reduce or absorb current Fund expenses.

           (g) The Adviser may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Adviser hereunder.

      8. NO SHORTING; NO BORROWING. The Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act. The Adviser agrees that neither it nor any of its officers or employees shall borrow from the Fund or pledge or use the Fund's assets in connection with any borrowing not directly for the Fund's benefit. For this purpose, failure to pay any amount due and payable to the Fund for a period of more than thirty (30) days shall constitute a borrowing.

      9. CONFLICTS WITH THE FUND AND TRUST'S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Fund to take any action contrary to the Trust's Certificate of Trust, as amended, Declaration of Trust, as amended, Bylaws, as amended, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of its responsibility for and control of the conduct of the affairs of the Fund. In this connection, the Adviser acknowledges that the Board of Trustees retains ultimate plenary authority over the Fund and may take any and all actions necessary and reasonable to protect the interests of Fund shareholders.

      10. REPORTS AND ACCESS. The Adviser agrees to supply such information to the Fund's administrator and to permit such compliance inspections by the Fund's administrator as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Board of Trustees. Any such information supplied by the Adviser, and any such compliance inspections conducted by the administrator, shall be supplied or conducted, as the case may be, at a mutually agreed upon time.

      11. SHAREHOLDER LIST. The Adviser shall have access to a current list of shareholders of the Fund at any time to solicit proxies from such shareholders on behalf of the Board of Trustees.

      12.  ADVISER'S LIABILITIES AND INDEMNIFICATION.

           (a) The Adviser shall have responsibility for the accuracy of the statements in the Fund's offering materials (including the prospectus, the statement of additional information, advertising and sales materials), relating to the Adviser's business and shall have no liability for information supplied by the administrator or the Fund or another third party for inclusion therein. The Adviser shall be given a reasonable amount of time within which to review and comments upon any such offering materials.

           (b) The Adviser shall be liable to the Fund for any loss (including brokerage charges) incurred by the Fund as a result of any investment not in accordance with the Fund's objective and policies, as set forth in the Fund's offering documents and applicable law.

           (c) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

           (d) Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, directors, trustees, officers and employees of the other party (any such person, an "Indemnified Party") against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party's performance or nonperformance of any duties under this Agreement provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

           (e) No provision of this Agreement shall be construed to protect any member of the Board of Trustees or officer of the Fund, or officer of the Adviser, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

      13. NON-EXCLUSIVITY; TRADING FOR ADVISER'S OWN ACCOUNT. The Adviser may act as investment adviser for any other person, and shall not in any way be limited or restricted from having, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting, provided, however, that the Adviser expressly represents that it will undertake no activities which will adversely affect the performance of its obligations to the Fund under this Agreement; and provided further that the Adviser will adhere to a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Investment Advisers Act of 1940 and has been approved by the Fund's Board of Trustees.

      14. TERM. This Agreement shall become effective on the effective date of the Trust's registration statement filed with the Securities and Exchange Commission and shall remain in effect for a period of two
           (2) years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one (1) year so long as such continuation is approved for the Fund at least annually by (i) the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Trustees of the Fund who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms "majority of the outstanding voting securities" and "interested persons" shall have the meanings as set forth in the Investment Company Act.

      15.  TERMINATION; NO ASSIGNMENT.

           (a) This Agreement may be terminated by the Fund at any time without payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon sixty (60) days' written notice to the Adviser, and by the Adviser upon sixty (60) days' written notice to the Fund. In the event of a termination, the Adviser shall cooperate in the orderly transfer of the Fund's affairs and, at the request of the Board of Trustees, transfer any and all books and records of the Fund maintained by the Adviser on behalf of the Fund.

           (b) This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the Investment Company Act.

      16. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

      17. CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

      18. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Investment Advisers Act of 1940 and any rules and regulations promulgated thereunder.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.



SATUIT CAPITAL MANAGEMENT TRUST     SATUIT CAPITAL MANAGEMENT, LLC
on behalf of its series,
SATUIT CAPITAL MICRO CAP FUND



By:  /s/ Robert J. Sullivan               By:  /s/ Robert J. Sullivan
    ------------------------                   ----------------------
Name:   Robert J. Sullivan                Name:     Robert J. Sullivan
Title:  Chairman of the Board             Title:    Managing Director and
                                                    Chief Investment Officer

                                   SCHEDULE A

                                 ANNUAL FEE RATE



 Satuit Capital Micro Cap Fund               1.50% of average daily net assets

                                                                       EXHIBIT 3

                                   SCHEDULE A

                                 ANNUAL FEE RATE



Satuit Capital Micro Cap Fund                1.25% of average daily net assets